UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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TCW FUNDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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TCW FUNDS, INC.

865 South Figueroa Street

Los Angeles, California 90017

(213) 244-0000

October 10, 2012

Dear Shareholder:

The enclosed Proxy Statement contains important information about a proposal we recommend be approved by the shareholders of each mutual fund (each, a “Fund”) that is a series of TCW Funds, Inc. (the “Corporation”). The proposal will be considered at a Special Meeting of Shareholders to be held on Wednesday, November 28, 2012.

Shareholders of each Fund are being asked to approve a new investment advisory and management agreement (the “New Agreement”) with TCW Investment Management Company, the Funds’ current investment adviser (the “Adviser”).

The Adviser currently serves as the investment adviser to each Fund under an Investment Advisory and Management Agreement (the “Current Agreement”) that is expected to automatically terminate as a result of its deemed “assignment” under the Investment Company Act of 1940, as amended. The expected change in ownership of The TCW Group, Inc., the parent company of the Adviser, would technically cause that assignment and subsequent termination. The New Agreement has substantively the same terms as the Current Agreement, including the same fees. Subject to obtaining approval of the New Agreement for the Funds, the Adviser would continue to act as the investment adviser to the Funds, with no break in the continuity of its investment advisory services to the Funds.

The Board of Directors of the Corporation (the “Board”) voted unanimously to approve the proposal with respect to each Fund. The Board believes that the proposal is in the best interests of each Fund and its shareholders. The Board recommends that you vote in favor of the proposal in the Proxy Statement.

The Proxy Statement describes the voting process for shareholders. We ask you to read the Proxy Statement carefully and vote in favor of the proposal. The proxy votes will be reported at the Special Meeting of Shareholders scheduled for Wednesday, November 28, 2012. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options are found on the enclosed proxy voting form.

Sincerely,

/s/ Michael E. Cahill

MICHAEL E. CAHILL

Secretary

TCW FUNDS, INC.

865 South Figueroa Street
Los Angeles, California 90017
(213) 244-0000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 28, 2012

To the Shareholders of each Fund:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) of the TCW Concentrated Value Fund, TCW Core Fixed Income Fund, TCW Dividend Focused Fund, TCW Emerging Markets Income Fund; TCW Emerging Markets Local Currency Income Fund, TCW Enhanced Commodity Strategy Fund, TCW Global Bond Fund, TCW Global Conservative Allocation Fund, TCW Global Flexible Allocation Fund, TCW Global Moderate Allocation Fund, TCW Growth Equities Fund, TCW Growth Fund, TCW High Yield Bond Fund, TCW International Small Cap Fund, TCW Relative Value Large Cap Fund, TCW Select Equities Fund, TCW Short Term Bond Fund, TCW Small Cap Growth Fund, TCW SMID Cap Growth Fund, TCW Total Return Bond Fund, and TCW Value Opportunities Fund (each a “Fund” and, together, the “Funds”), each a series of TCW Funds, Inc. (the “Corporation”), will be held on Wednesday, November 28, 2012, at 9:30 a.m. Pacific time at The LA Hotel Downtown located at 333 S. Figueroa Street, Los Angeles, CA 90071 for the following purposes:

1.	For each Fund listed above, to approve a new investment advisory and management agreement between the Corporation and TCW Investment Management Company, the Funds’ current investment adviser; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Corporation at the close of business on September 28, 2012 (the “Record Date”) are entitled to notice of, and to vote on, the proposal at the Meeting or any adjournment thereof. Shareholders of each Fund listed above, voting separately by Fund, are entitled to vote on the proposal.

As a shareholder of one or more of the Funds on the Record Date, you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this by completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage-prepaid envelope, by telephone or electronically utilizing the internet. Specific instructions for each voting option are found on the enclosed proxy form. Your prompt voting by proxy will help assure a quorum at the Meeting and avoid the delay and distraction associated with further solicitation. Voting by proxy will not prevent you from voting your shares at the Meeting if you decide to attend in person. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card.

PLEASE RETURN YOUR PROXY CARD PROMPTLY

IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

By Order of the Board of Directors

/s/ Michael E. Cahill

MICHAEL E. CAHILL

Secretary

Dated: October 10, 2012

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 28, 2012

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors (the “Board”) of TCW Funds, Inc. (the “Corporation”) for use at the Special Meeting of Shareholders of each mutual fund that is a series of the Corporation (the “Meeting”) to be held on Wednesday, November 28, 2012 at 9:30 a.m. Pacific time at The LA Hotel Downtown located at 333 S. Figueroa Street, Los Angeles, CA 90071, and at any adjournment thereof. The Corporation expects to mail this Proxy Statement, the Notice of Special Meeting of Shareholders and the accompanying proxy card on or about Monday, October 15, 2012 to shareholders of the Corporation as of the record date specified below.

The Corporation is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The principal executive offices of the Corporation are located at 865 South Figueroa Street, Los Angeles, California 90017. The Corporation offers shares of twenty-one separate operational series or funds (each a “Fund” and, together, the “Funds”), each of which may offer more than one share class, as follows:

TCW Concentrated Value Fund

TCW Core Fixed Income Fund

TCW Dividend Focused Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW Global Conservative Allocation Fund

TCW Global Flexible Allocation Fund

TCW Global Moderate Allocation Fund

TCW Growth Equities Fund

TCW Growth Fund

TCW High Yield Bond Fund

TCW International Small Cap Fund

TCW Relative Value Large Cap Fund

TCW Select Equities Fund

TCW Short Term Bond Fund

TCW Small Cap Growth Fund

TCW SMID Cap Growth Fund

TCW Total Return Bond Fund

TCW Value Opportunities Fund

Each Fund offers Class N and Class I shares, except for the Short Term Bond Fund, which offers only Class I shares.

At the Meeting, shareholders of the Company will be asked to vote on a proposal (the “Proposal”) to approve a new investment advisory and management agreement with TCW Investment Management Company (the “New Agreement”). Shareholders of each Fund, voting separately by Fund, are entitled to vote on the Proposal.

Voting; Revocation of Proxies

All proxies solicited by the Board that are properly executed and received by the Secretary of the Corporation before the Meeting will be voted at the Meeting in accordance with the shareholders’ instructions thereon. A shareholder may revoke the accompanying proxy at any time before it is voted by written notification to the Corporation or by a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If no instruction is given on a signed and returned proxy card, it will be voted “for” the Proposal and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be properly presented at the Meeting (except with respect to broker non-votes as described below). Any shareholder may vote part of the shares in favor of the Proposal and refrain from voting the remaining shares or vote them “against” the Proposal, but if the shareholder fails to specify the number of shares that the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to the total shares that the shareholder is entitled to vote on the Proposal.

All proxies voted, including abstentions and broker non-votes (i.e., where a broker indicates that the underlying shareholder has not provided instructions on a proposal and the broker does not have authority to vote the shares), will be counted toward establishing a quorum. Abstentions and broker non-votes effectively count as votes “against” the Proposal because approval of a minimum number of the outstanding voting securities is required. The Corporation may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum for any Fund.

Record Date; Shareholders Entitled to Vote

Shareholders of record of the Funds at the close of business on September 28, 2012 (the “Record Date”) are entitled to notice of, and to vote on, the Proposal at the

Meeting and any adjournment thereof. At the close of business on the Record Date, the Funds had the following outstanding shares:

	Concentrated Value Fund	Core Fixed Income Fund	Dividend Focused Fund	Emerging Markets Income Fund	Emerging Markets Local Currency Income Fund

Class N Shares Outstanding	71,643	44,464,390	52,517,762	101,568,785	8,029,473

Class I Shares Outstanding	607,614	44,497,782	6,503,800	429,688,654	11,124,535

Total Fund Votes	679,257	88,962,172	59,021,562	531,257,439	19,154,008

	Enhanced Commodity Strategy Fund	Global Bond Fund	Global Conservative Allocation Fund	Global Flexible Allocation Fund	Global Moderate Allocation Fund

Class N Shares Outstanding	205,751	1,058,164	66,910	1	27,636

Class I Shares Outstanding	257,290	1,022,773	1,249,002	194,325	1,185,531

Total Fund Votes	463,041	2,080,937	1,315,912	194,326	1,213,167

	Growth Equities Fund	Growth Fund	High Yield Bond Fund	International Small Cap Fund	Relative Value Large Cap Fund

Class N Shares Outstanding	726,422	30,425	3,090,157	1,482,381	3,419,831

Class I Shares Outstanding	5,575,822	88,876	7,265,148	2,287,583	48,847,828

Total Fund Votes	6,302,244	119,301	10,355,305	3,769,964	52,267,659

	Select Equities Fund	Short Term Bond Fund	Small Cap Growth Fund	SMID Cap Growth Fund	Total Return Bond Fund	Value Opportunities Fund
Class N Shares Outstanding	15,847,813	N/A	7,513,338	1,648,688	212,934,129	1,641,227

Class I Shares Outstanding	39,441,222	1,588,503	31,014,303	2,168,449	537,068,299	4,841,869

Total Fund Votes	55,289,035	1,588,503	38,527,641	3,817,182	750,002,428	6,483,141

Quorum and Adjournment/Required Vote

One-third (33-1/3%) of the outstanding shares of a Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for that Fund with respect to the Proposal. If a quorum for a Fund is not present or represented at the Meeting, the holders of a majority of the shares of that Fund present in person or by proxy will have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting (provided that the new date is not more than 120 days after the Meeting), until a quorum is present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Corporation to act as inspectors of election for the Meeting.

The affirmative vote of a “majority of the outstanding voting securities” of a Fund present in person or by proxy and voting is necessary to approve the New Agreement with respect to that Fund.

A “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the Meeting in person or by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Each shareholder will be entitled to one vote for each share of each Fund such shareholder holds on the Record Date.

If a quorum is present, but sufficient votes in favor of the Proposal with respect to a Fund are not received by the time scheduled for the Meeting, a person named as a proxy may propose one or more adjournments of the Meeting with respect to the Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote in favor of or against such adjournment in proportion to the proxies received for or against the Proposal. Abstentions and broker non-votes will be disregarded for purposes of any vote on whether to adjourn the Meeting.

The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on Wednesday, November 28, 2012. This Proxy Statement and the Corporation’s most recent annual and semi-annual reports are available on the Internet at http://www.tcw.com. The Corporation will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2011, and the most recent semi-annual report for the six months ended April 30, 2012, to any shareholder upon request. Shareholders may obtain a copy of the annual report and semi-annual report by contacting TCW Funds, Inc. at 865 South Figueroa Street, Los Angeles, California 90017 or by calling (800) 386-3829.

PROPOSAL 1:

APPROVAL OF A NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT WITH THE ADVISER

Shareholders of each Fund are being asked to approve a new investment advisory and management agreement (the “New Agreement”) between the Corporation and TCW Investment Management Company, each Fund’s current investment adviser (the “Adviser”).

The Adviser currently serves as the investment adviser to each Fund under an Investment Advisory and Management Agreement (the “Current Agreement”) that is expected to automatically terminate as a result of its deemed “assignment” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The expected change in ownership of The TCW Group, Inc. (“TCW”), the parent company of the Adviser, would technically cause that assignment and subsequent termination. The New Agreement has substantively the same terms as the Current Agreement, including the same fees. Subject to obtaining approval of the New Agreement for the Funds, the Adviser would continue to act as the investment adviser to the Funds, with no break in the continuity of its investment advisory services to the Funds. No changes are expected in the services provided to the Funds or in the personnel providing those services. If approved, the New Agreement would take effect on the consummation of the change of control of TCW, as described below.

The Change of Control

Private equity funds managed by affiliates of The Carlyle Group L.P. (“Carlyle”), in partnership with TCW management, recently signed a definitive agreement to purchase a majority interest in TCW from Société Générale Holding de Participations, S.A. (“SGHP”), a wholly owned subsidiary of Société Générale, S.A. (“SGSA”) (that transaction is referred to as the “Transaction”).

Carlyle, a publicly traded Delaware limited partnership, is one of the world’s largest global alternative asset management firms that originates, structures and acts as lead equity investor in management-led buyouts, strategic minority equity investments, equity private placements, consolidations and buildups, growth capital financings, real estate opportunities, bank loans, high-yield debt, distressed assets, mezzanine debt and other investment opportunities. Carlyle provides investment management services to, and has transactions with, various private equity funds, real estate funds, collateralized loan obligation issuers, hedge funds and other investment products sponsored by it for the investment of client assets in the normal course of business. As of June 30, 2012, Carlyle and its affiliates managed more than $156 billion in assets across 99 funds and 63 fund-of-funds vehicles.

Carlyle will be making its investment in TCW primarily through two of its investment funds, Carlyle Partners V, L.P., a Delaware limited partnership (“CPV”), and Carlyle Global Financial Services Partners, L.P., a Cayman Islands limited partnership (“CGFSP” and, together with CPV, the “Carlyle Funds”). CPV conducts leveraged buyout transactions in North America in targeted industries, and CGFSP invests in management buyouts, growth capital opportunities and strategic minority investments in financial services. The Carlyle Funds are privately offered pooled investment vehicles with their principal place of business at 1001 Pennsylvania Avenue, NW, Suite 220 South, Washington, DC 20004. The general partners of each of the Carlyle Funds (TC Group V, L.P. and TCG Financial Services L.P., respectively), which are responsible for the day-to-day management and oversight of those funds, are affiliates of Carlyle.

Currently, SGHP owns 74.47% of the voting securities of TCW. Immediately prior to the closing of the Transaction, SGHP will acquire the equity of TCW held by Amundi, which represents approximately 19% of the voting securities of TCW. As a result of the Transaction, the ownership interest of TCW management in the equity of TCW will increase from approximately 17% to up to 40%, on a fully diluted basis, with the Carlyle Funds and other investment funds managed by affiliates of Carlyle owning the balance of TCW’s voting securities.

TCW management expects that, subject to the approval of the New Agreement, the Adviser will continue to act as investment adviser to the Funds. The Transaction is expected to close as soon as practicable following satisfaction or waiver of the conditions to closing of the Transaction, which is estimated to be no later than the end of the first quarter of 2013.

As a result of the Transaction, a limited purpose broker-dealer that serves only as a placement agent for interests in various private funds managed by Carlyle and its affiliates will be classified as an affiliate of the Corporation. That broker-dealer will not execute any transactions for the Funds, or any other advisory clients of the Adviser or TCW, and its affiliation will not create any conflict of interest for the Adviser in the course of providing services to the Funds.

The Current Agreement

The Current Agreement dated July 6, 2001 between the Corporation, on behalf of each then-existing Fund, and the Adviser was originally approved in person by the Board, including a majority of the Independent Directors (defined below), at a meeting held on February 21, 2001, and by each Fund’s shareholders on June 26, 2001. The Current Agreement was submitted for shareholder approval because the then-existing investment advisory and management agreement was expected to terminate as a result of the acquisition of TCW by a subsidiary of SGSA. The Current Agreement has remained substantially unchanged since that shareholder approval, except for the addition of various newly created series of the Corporation organized since then. At a meeting held on September 24, 2012, the Board extended the term of the Current Agreement until the earlier of October 31, 2013 and the date on which the Current Agreement would otherwise terminate as a result of its deemed assignment under the Investment Company Act resulting from the closing of the Transaction.

Under the Current Agreement, the Corporation appointed the Adviser to provide investment advisory and management services with respect to the assets of the Funds. The Current Agreement requires that the Adviser, subject to the direction and supervision of the Board and in conformity with applicable laws, the Corporation’s Articles of Incorporation, Bylaws, Registration Statement, Prospectus and stated investment objectives, policies and restrictions, shall: (i) manage the investment of each Fund’s assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, the determination of the industries and companies to be represented in that Fund’s portfolio, the formulation and implementation of the Fund’s investment program, and the determination from time to time of the securities and other investments to be purchased, retained or sold by the Fund; (ii) place orders for the purchase or sale of portfolio securities for each Fund’s account with broker-dealers selected by the Adviser; (iii) administer the day to day operations of each Fund; (iv) furnish to the Corporation office space at such place as may be agreed upon from time to time, and all office facilities, business equipment, supplies, utilities and telephone services necessary for managing the affairs and investments and keeping those accounts and records of the Corporation and the Funds that are not maintained by the Corporation’s transfer agent, custodian, accounting or subaccounting agent, and arrange for officers or employees of the Adviser to serve, without compensation from the Corporation, as officers, directors or employees of the Corporation, if desired and reasonably required by the Corporation; and (v) pay such expenses as are incurred by the Adviser in connection with providing the foregoing services (except as otherwise provided in the Current Agreement).

Under the Current Agreement, except as otherwise required under the Investment Company Act, neither the Adviser, nor any director, officer, agent or employee of the Adviser, is liable or responsible to the Corporation or any of its shareholders for any error of judgment, any mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. No change is proposed to the Adviser’s standard of care.

The Current Agreement provides that it continues from year to year with respect to each Fund so long as it is approved at least annually with respect to such Fund by a majority of the outstanding voting securities of such Fund or by a vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not “interested persons” of the Fund under the Investment Company Act (the “Independent Directors”) and who are not parties to the Current Agreement.

The Current Agreement permits termination without penalty upon no less than 60 days’ notice by the Corporation to the Adviser or 60 days’ notice by the Adviser to the Corporation and automatically terminates in the event of its assignment (as that term is defined in the Investment Company Act).

Management Fees and Other Expenses

Management Fees. Under the Current Agreement, each Fund pays the Adviser a monthly fee for providing investment advisory services. The following fees were paid to the Adviser for the fiscal year ended October 31, 2011, and do not reflect expense limitations and contractual fee waivers. Also shown are the contractual fee rates from the Current Agreement.

Fund	Total Gross Advisory Fees Paid for Fiscal Year Ended October 31, 2011 (excluding fees waived or reduced)	Contractual Annual Fee Rate	Total Recoupable Fees Waived by Adviser for Fiscal Year Ended October 31,2011(5)
Concentrated Value Fund	$335,000	0.65%	N/A
Dividend Focused Fund	$4,833,000	0.75%	N/A
Growth Fund	$188,000	0.75%	N/A
Growth Equities Fund	$1,195,000	1.00%	N/A
Relative Value Large Cap Fund	$3,520,000	0.75%	N/A
Select Equities Fund	$4,092,000	0.75%	N/A
Small Cap Growth Fund	$10,693,000	1.00%	N/A
SMID Cap Growth Fund	$206,000	1.00%	N/A
Value Opportunities Fund	$1,681,000	0.80%	N/A
International Small Cap Fund	$109,000	0.75%	N/A
Core Fixed Income Fund	$1,386,000	0.40%	N/A
Emerging Markets Income Fund	$15,732,000	0.75%	N/A
Emerging Markets Local Currency Income Fund(1)	$474,000	0.75%	N/A
High Yield Bond Fund	$685,000	0.75%	N/A
Short Term Bond Fund	$88,000	0.50%	N/A
Total Return Bond Fund	$22,263,000	0.50%	N/A
Enhanced Commodity Strategy Fund(2)	$14,000	0.50%	$110,000
Global Bond Fund(3)	$0	0.55%	N/A
Global Conservative Allocation Fund(4)	$0	0.00%	N/A
Global Moderate Allocation Fund(4)	$0	0.00%	N/A
Global Flexible Allocation Fund(4)	$0	0.00%	N/A

(1)	The TCW Emerging Markets Local Currency Income Fund commenced operations on December 15, 2010.
(2)	The TCW Enhanced Commodity Strategy Fund commenced operations on April 1, 2011.
(3)	The TCW Global Bond Fund commenced operations on December 1, 2011.

(4)

The TCW Global Conservative Allocation Fund, the TCW Global Moderate Allocation Fund and the TCW Global Flexible Allocation Fund (the “Asset Allocation Funds”) are funds of funds, each of which seeks to achieve its investment objective by investing primarily in the Class I shares of other TCW Funds and various classes of certain funds managed by Metropolitan West Asset Management, LLC (“MWAM”), an affiliate of the Adviser (the “Underlying Funds”). Under the Current Agreement, the Asset Allocation Funds do not pay any amount to the Adviser or MWAM as compensation for the services rendered, facilities furnished, and expenses paid by it. However, the Adviser, or MWAM, as applicable, serves as investment adviser to the Underlying Funds and is paid a fee by the Underlying Funds for providing such service. Accordingly, shareholders of the Asset Allocation Funds indirectly bear a portion of the fees paid by the Underlying Funds to the Adviser, or MWAM, and other service providers, and the other expenses borne by the Underlying Funds.

(5)

Under the Current Agreement, fees and expenses of a Fund that are waived by the Adviser in a fiscal year may be recouped by the Adviser in the same fiscal year in which such waiver occurred. The Adviser may not recoup any waived fees or expenses in any subsequent fiscal year.

In addition to the management fees, the Corporation reimburses the Adviser, with the approval of the Board, for a portion of the Adviser’s costs associated in support of the Corporation’s compliance obligations pursuant to Rule 38a-1 under the Investment Company Act.

Rule 12b-1 Fee. The Funds each have a Distribution Plan or 12b-1 Plan (the “Plan”) under which they may finance activities primarily intended to result in the sale of Fund shares and to provide shareholder services to the shareholders of the class of the Funds to which the Plan applies, provided that the Board reviews, at least quarterly, a written report of the amounts so expended under the Plan and the purposes for which such expenditures were made. Expenditures by a Fund under its Plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). Currently, the Board is limiting these fees to less than 0.25% for the TCW Growth Fund, TCW Growth Equities Fund, TCW SMID Cap Growth Fund, TCW Value Opportunities Fund, TCW International Small Cap Fund, TCW Emerging Markets Local Currency Income Fund, TCW Core Fixed Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Total Return Bond Fund, TCW Global Conservative Allocation Fund, TCW Global Moderate Allocation Fund, TCW Global Flexible Allocation Fund, TCW Enhanced Commodity Strategy Fund, and TCW Global Bond Fund.

Compensation of Other Parties. The Adviser may in its discretion and out of its own resources compensate third parties for the sale and marketing of Fund shares and for providing services to shareholders. The Adviser also may use its own resources to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Adviser also manages individual investment advisory accounts, typically for institutional clients. The Adviser reduces the fees charged to individual investment advisory accounts by the amount of the investment advisory fee charged to that portion of the client’s assets invested in any Fund.

Affiliated Brokerage. For the fiscal year ended October 31, 2011, TCW High Yield Bond Fund paid $40.00 in aggregate commissions to Newedge USA, LLC (“Newedge”), an affiliated broker of the Corporation. This amount represents 1.55% of the aggregate brokerage commissions paid by the Fund during 2011. These figures imply total commissions that may appear modest for a Fund of this size. It is important to note that the Fund typically does not pay brokerage commissions on its bond transactions because those transactions occur on a principal basis rather than an agency basis on which commissions would be charged. Brokerage commissions paid to Newedge by TCW High Yield Bond Fund related to trades for futures contracts. Newedge is a wholly owned subsidiary of Newedge Group, which is 50% owned by SGSA, the ultimate parent company of the Adviser. During the fiscal year ended October 31, 2011, no other Fund paid commissions to an affiliated broker of the Corporation.

Comparison of the Current Agreement and the New Agreement

The Board, together with the requisite number of Independent Directors, voted in person on September 24, 2012 to approve the New Agreement. The Board is recommending to shareholders of each Fund that they approve the New Agreement. A copy of the New Agreement is attached to this Proxy Statement as Appendix B. The New Agreement is substantially identical to the Current Agreement as described above in all material respects, except for the commencement and renewal dates. The initial term of the New Agreement would extend for two years from its execution date, after which it would continue from year to year with respect to each Fund subject to the same approval process as described above for the Current Agreement.

This discussion of the New Agreement is qualified in its entirety by reference to Appendix B.

Board Actions, Considerations, and Recommendations

At an in-person meeting of the Board held on September 24, 2012, the Directors, including the Independent Directors, considered the approval of the New Agreement in respect of each Fund. In determining to approve the New Agreement, the Directors considered that they had approved the continuation of the Current Agreement, the terms of which are substantially identical to the New Agreement, for an additional year at the same in-person meeting.

Continuation of the Current Agreement

The Adviser provided materials to the Board on August 30, 2012 and September 4, 2012, and as part of the board materials for the September 24 meeting for its evaluation of the Current Agreement in response to information requested by the

Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on September 10, 2012 with their counsel to consider the information provided. As a result of those meetings and their other meetings, the Independent Directors unanimously recommended continuation of the Current Agreement. Discussed below are certain of the factors considered by the Board in approving continuation of the Current Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In reaching its decision to approve continuation of the Current Agreement, the Board considered information furnished to it throughout the year at regular and special Board meetings, including detailed investment performance reports. The structure and format for this regular reporting was developed in consultation with the Board. The Board determined that it had received from the Adviser such information before the Meeting and on an ongoing basis as was reasonably necessary to approve continuation of the Current Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole.

In evaluating the continuation of the Current Agreement the Board, including the Independent Directors, considered the following factors among others.

1.	Nature, Extent, and Quality of Services

The Board considered the general nature, extent, and quality of services provided or expected to be provided by the Adviser. The Board evaluated the Adviser’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Board also considered the ability of the Adviser to provide appropriate levels of support and resources to the Corporation.

In addition, the Board took note of the background and experience of the senior management and portfolio management personnel of the Adviser and that the Adviser is expected to provide substantial expertise and attention to the Corporation. The Board considered the ability of the Adviser to attract and retain qualified business professionals and its compensation program, including its employee equity plan. The

Board also considered the breadth of the compliance programs of the Adviser, as well as the compliance operations of the Adviser with respect to the Funds. The Board concluded that it was satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Adviser under the Current Agreement.

2.	Investment Performance

The Board reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a report prepared by Morningstar Associates LLC, an independent third party consultant, which provided a comparative analysis of each Fund with the performance of similar funds over one, three, five and 10 year periods ended June 30, 2012, as applicable. The Directors noted that the investment performance of most of the Funds was satisfactory for multiple periods. The Board concluded that the Adviser should continue to provide investment advisory and management services to the Funds. The Board indicated it would continue to monitor Fund investment performance on a regular basis and discuss with the Adviser from time to time any instances of long-term underperformance as appropriate.

3.	Advisory Fees and Profitability

The Board considered information in the materials prepared by the Adviser regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective peer groups, and advisory fees paid to the Adviser under advisory contracts with respect to other institutional clients. The Board noted that although the advisory fees charged by the Adviser to several of the Funds are above the fees paid by peer groups of similar funds, in most cases those Funds had above-average performance for multiple periods and total expenses below or very close to their respective peer group averages. The Board also noted that the advisory fees charged by the Adviser to many of the Funds are higher than the advisory fees charged by the Adviser to certain institutional separate accounts with similar strategies managed by the Adviser, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Board noted that the total expenses of the Funds are near or below expenses incurred by other funds in their respective peer groups. They considered that the Adviser has agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels (the “Expense Limitations”), that the Adviser had entered into contractual expense limitation agreements with respect to fifteen Funds and the amounts paid or waived by the Adviser pursuant to expense limitations. The Board also considered the costs of services to be provided and profits to be realized by the Adviser and its affiliates from their relationship with the Corporation. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board concluded that the profits of the Adviser and its affiliates from their relationship with the Corporation was reasonable. Based on these various considerations, the Board concluded that the contractual management fees of the Funds under the Current Agreement are fair and bear a reasonable relationship to the services rendered.

4.	Expenses and Economies of Scale

The Board considered the potential of the Adviser to achieve economies of scale as the Funds grow in size. The Board noted that the Adviser has agreed to the Expense Limitations, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Board also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Board concluded that the current fee arrangements were appropriate given the current size and structure of the Corporation and adequately reflected any economies of scale.

5.	Ancillary Benefits

The Board considered ancillary benefits to be received by the Adviser and its affiliates as a result of the relationship of the Adviser with the Corporation, including compensation for certain compliance support services. The Board noted that, in addition to the fees the Adviser receives under the Current Agreement, the Adviser receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by the Adviser from its relationships with the Funds are consistent with the services provided by the Adviser to the Funds.

Based on the consideration discussed above and other considerations, the Board, including the Independent Directors, approved continuation of the Current Agreement.

Approval of the New Agreement

Before the September 24 meeting, the Adviser provided materials to the Board for its evaluation of the New Agreement in response to information requested by the Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on September 5 and September 10, 2012 with their counsel to consider the information provided and the New Agreement. As a result of those meetings and their other meetings, the Independent Directors unanimously recommended approval of the New Agreement. Discussed below are certain of the factors considered by the Board in approving the New Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received and considered with respect to continuation of the Current Agreement as described above. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the New Agreement, the Board, including the Independent Directors, considered the following factors among others.

The Directors considered that it is not anticipated by the Adviser that there will be any material adverse change in the services provided to the Funds or personnel who are engaged in the portfolio management activities for the Fund as a result of the Transaction. In addition, the consensus of the Independent Directors, based on the information presented to them, was that there would be no “unfair burden” on the Funds as a result of the Transaction within the meaning of Section 15(f) of the Investment Company Act. In particular, the Independent Directors noted that the Adviser represented that there is not expected to be an increase in the contractual advisory fee applicable to any Fund, or additional compensation paid by the Funds to the Adviser, TCW, or their affiliates, as a result of the Transaction. The Directors considered that the terms of the New Agreement are substantially identical in all material respects to those of the Current Agreement.

On the basis of these and other factors, the Directors concluded that it would be in the best interests of each of the Funds to continue to be advised by the Adviser, and voted unanimously, including the unanimous vote of the Independent Directors present at that meeting, to approve the New Agreement, including the advisory fees proposed in the New Agreement, in respect of each of the Funds for a two-year period commencing immediately following the shareholder approval of the New Agreement and the consummation of the Transaction, and to recommend to shareholders of each Fund that they approve the New Agreement as well.

Section 15(f)

The Board has been informed that the Adviser has agreed to take certain actions to comply with Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the Corporation must not be “interested persons” of the Adviser as defined in the Investment Company Act. As of the date of this Proxy Statement, less than 75% of the Board is comprised of Independent Directors. It is expected that, before the consummation of the Transaction, one of the Directors who is an interested person of the Adviser will resign his position as director of the Corporation. Following that resignation, the Corporation will meet the first condition for compliance with Section 15(f) discussed above. Second, an “unfair burden” must not be imposed on a Fund as a result of the Transaction or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby an investment adviser or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Board has been advised that the Adviser, after due inquiry, does not believe that there will be, and is not aware of, any express or implied term, condition, arrangement, or understanding that would impose an “unfair burden” on the Funds as a result of the change of control of TCW. If the Transaction is consummated, SGHP and Carlyle have agreed to share the expenses related to obtaining the approvals of the Funds related to the Transaction, including proxy solicitation, printing, mailing, vote tabulation, and other proxy soliciting expenses, legal fees, and out-of-pocket expenses. If the Transaction is not consummated, SGHP and/or its affiliates would bear these costs.

Vote Required and Recommendation

The affirmative vote of a majority of each Fund’s outstanding voting securities (as defined in the Investment Company Act) is required to approve the New Agreement with respect to such Fund. The Investment Company Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (i) 67% or more of the voting securities represented at the meeting if more than 50% of the outstanding voting securities are so represented; or (ii) more than 50% of the outstanding voting securities. If approved by shareholders, the New Agreement will take effect on the consummation of the Transaction. If the New Agreement is not approved with respect to one or more Funds, the Current Agreement with respect to those Funds would automatically terminate on the consummation of the Transaction. In that event, the Board would consider various alternatives such as again seeking shareholder approval of the New Agreement or of a different agreement, allowing the Adviser to manage the affected Fund at cost for a temporary period, hiring a transition manager or new manager, seeking shareholder approval of a reorganization, or liquidating the Fund.

The Board of Directors, including the Independent Directors, believes that the proposal to approve the New Agreement is in the best interests of each Fund and its shareholders. The Board recommends a vote “for” this proposal.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Corporation does not know of any matters to be presented at the Meeting other than the matter described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Expenses

If the Transaction is consummated, SGHP and Carlyle have agreed to share the expenses related to obtaining the approvals of the Funds related to the Transaction, including proxy solicitation, printing, mailing, vote tabulation, and other proxy soliciting expenses, legal fees, and out-of-pocket expenses. The expenses are estimated to be approximately $2,000,000. If the Transaction is not consummated, SGHP and/or its affiliates would bear these costs.

Solicitation of Proxies

Solicitation will be primarily by mail, but officers of the Funds or regular employees of the Adviser may also solicit without compensation by telephone, electronic communication, or personal contact. TCW has also retained AST Fund Solutions to assist in the solicitation process.

Adviser

TCW Investment Management Company, with principal offices at 865 South Figueroa Street, Los Angeles, California 90017, acts as the investment adviser to the Funds and generally administers the affairs of the Corporation. The Adviser’s website is www.tcw.com. Subject to the direction and control of the Board of Directors, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1987. The Adviser, together with TCW and its other subsidiaries, managed $127.3 billion of various types of financial assets as of June 30, 2012.

The following table provides the name and principal occupation of each executive officer of the Adviser. The address of each officer and the Chief Executive Officer of the Adviser is c/o TCW Investment Management Company, 865 South Figueroa Street, Los Angeles, California 90017.

Officer	Principal Occupation(s) with the Adviser
Marc I. Stern	Director, Chairman and Chief Executive Officer

Michael E. Cahill	Director, Executive Vice President, General Counsel and Secretary

Officer	Principal Occupation(s) with the Adviser

David S. DeVito	Director, Executive Vice President and Chief Administrative Officer

Joseph M. Burschinger	Executive Vice President and Chief Risk Officer

Stanislas L. Debreu	Executive Vice President

Mark W. Gibello	Executive Vice President

Directors and Officers of the Corporation

The table below lists the current Directors and executive officers of the Corporation.

Name	Position with the Corporation	Interest in the Adviser or its Affiliates
Samuel P. Bell	Director* since 2002	None.

John A. Gavin	Director* since 2001	None.

Patrick C. Haden	Director* since 2001	None.

Janet E. Kerr	Director* since 2010	None.

Peter McMillan	Director* since 2010	None.

Charles A. Parker	Director* since 2003	None.

Victoria B. Rogers	Director* since 2011	None.

Andrew Tarica	Director* since 2012	None.

Charles W. Baldiswieler	Director since 2009, President and Chief Executive Officer	Group Managing Director of the Adviser, TCW Asset Management Company, and Trust Company of the West.

Thomas E. Larkin, Jr.	Director since 1992	Director of TCW and Trust Company of the West.

Marc I. Stern	Director since 1992	Director, Chairman and Chief Executive Officer of the Adviser; Director, Vice Chairman and Chief Executive Officer of TCW Asset Management Company; Director, Vice Chairman and President of Trust Company of the West; and Director and Vice Chairman of TCW.

Name	Position with the Corporation	Interest in the Adviser or its Affiliates

Michael E. Cahill	Senior Vice President, General Counsel and Secretary	Director, Executive Vice President, General Counsel and Secretary of the Adviser, TCW Asset Management Company, and Trust Company of the West; and Executive Vice President, General Counsel and Secretary of TCW.

Peter A. Brown	Senior Vice President	Managing Director of the Adviser, TCW Asset Management Company, and Trust Company of the West; and Managing Director and Director of Tax of TCW.

Hilary G.D. Lord	Senior Vice President and Chief Compliance Officer	Managing Director, Chief Compliance Officer and Assistant Secretary of the Adviser and TCW; Managing Director and Chief Compliance Officer of TCW Asset Management Company, and Trust Company of the West; and Chief Compliance Officer of Metropolitan West Asset Management, LLC.

David S. DeVito	Treasurer and Principal Financial and Accounting Officer	Director, Executive Vice President and Chief Administrative Officer of the Adviser, TCW Asset Management Company, and Trust Company of the West; Executive Vice President and Chief Administrative Officer of TCW; and Chief Financial Officer of Metropolitan West Asset Management, LLC.

Name	Position with the Corporation	Interest in the Adviser or its Affiliates

George N. Winn	Assistant Treasurer	Senior Vice President of the Adviser, TCW Asset Management Company, and Trust Company of the West.

*	Indicates a Director who is an Independent Director of the Corporation.

Interested Persons of the Corporation and the Funds

Messrs. Baldiswieler, Larkin and Stern, each a Director of the Corporation, are deemed to be “interested persons” of the Corporation and the Funds, as defined in the Investment Company Act, because of their current ownership positions with TCW and their management roles with the Adviser and/or its affiliates. Accordingly, they may be considered to have an indirect interest with respect to the Proposal because the Adviser’s advisory services to the Funds would continue if the New Agreement is approved.

Control Persons and Principal Holders of Securities

To the knowledge of the Corporation, as of the Record Date, no current Director of the Corporation owned 1% or more of the outstanding class of shares of any Fund, and the officers and Directors of the Corporation owned, as a group, less than 1% of any class of shares of each Fund.

Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Corporation, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. A shareholder who beneficially owns, directly or indirectly, more than 25% of any Fund’s voting securities may be deemed a “control person” (as defined in the Investment Company Act) of the Fund.

Principal Underwriter

The principal underwriter of the Funds’ shares is TCW Funds Distributors (the “Distributor”), an affiliate of the Adviser. The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is 865 South Figueroa Street, Los Angeles, CA 90017. The Distributor receives no compensation from the Corporation except payments pursuant to the Corporation’s Distribution Plan described above. For the fiscal year ending October 31, 2011, the Distributor received $10,648,281 in fees from the Funds.

As a result of the Transaction, the Corporation will need to enter into a new distribution agreement with the Distributor on behalf of each Fund. At the September 24, 2012 meeting of the Board, the Board approved a new distribution agreement with the Distributor on the same terms and same fees as the current agreement. The new distribution agreement would take effect on the consummation of the Transaction.

Administrator

State Street Bank and Trust Company (the “Administrator”) serves as the administrator of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at 200 Clarendon Street, Boston, Massachusetts 02117.

Independent Auditor

Deloitte & Touche LLP, located at 350 South Grand Avenue, Suite 200, Los Angeles, California 90071, serves as the Funds’ independent auditor.

Shareholder Proposals

The Corporation is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. SPECIFIC INSTRUCTIONS FOR THESE VOTING OPTIONS ARE FOUND ON THE ENCLOSED PROXY FORM.

/s/ Michael E. Cahill

Michael E. Cahill,

Secretary

October 10, 2012

APPENDIX A

As of September 28, 2012, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

TCW Concentrated Value Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	159,123	26.19%

Brian Howard Murrish Irrevocable Trust U/A 04/16/91 c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	44,767	7.37%

Norred 1987 Trust Charlene L. Norred TR 6463 Independence Avenue Woodland Hills, CA 91367-2623	I	43,695	7.19%

McKernan Family Trust Thomas V. McKernan & Judith McKernan TR U/A 06/30/2003 c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	40,566	6.68%

Patrick Stewart Trustee For Danso Trust U/A 3/18/93 c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	31,242	5.14%

Linda Essakow Trust Linda Essakow TR U/A 06/29/2004 c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	31,224	5.14%

TCW Concentrated Value Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	N	37,499	52.34%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	N	8,469	11.82%

TD Ameritrade Inc. For The Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	N	4,754	6.64%

TCW Core Fixed Income Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	9,434,393	21.17%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	I	5,701,318	12.80%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Clients Attn: Fund Administration (9E539) 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	I	5,070,501	11.38%

TCW Core Fixed Income Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	I	3,132,134	7.03%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	N	24,436,907	54.89%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	N	5,318,106	11.95%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Clients Attn: Fund Administration (9E539) 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	N	4,663,333	10.47%

UBS WM USA 000 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	N	2,732,038	6.14%

TCW Dividend Focused Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

NECA IBEW Pension Benefit Trust Fund 5735 Elizabeth Avenue Saint Louis, MO 63110-2801	I	2,440,855	37.37%

TCW Dividend Focused Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	I	1,144,932	17.53%

LPL A/C 1000-0005 9785 Towne Centre Drive San Diego, CA 92121-1968	I	1,142,741	17.50%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	N	34,627,952	65.68%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	N	8,154,778	15.47%

TCW Emerging Markets Income Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	I	69,123,893	16.03%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Clients Attn: Fund Administration (9E539) 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	I	56,904,015	13.20%

TCW Emerging Markets Income Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	47,025,566	10.91%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	I	29,915,964	6.94%

Wells Fargo Advisors Special Custody Acct For the Exclusive Benefit of Customers 2801 Market Street Saint Antonio, MO 63103-2523	I	27,912,747	6.47%

UBS WM USA 000 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	N	33,792,633	33.12%

National Financial Services Corp For Exclusive Benefit of Our Customers Russ Lennon 200 Liberty Street New York, NY 10281-1003	N	25,644,727	25.14%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	N	22,049,713	21.61%

TCW Emerging Markets Local Currency Income Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	I	4,302,576	38.68%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	2,071,019	18.62%

Mitra & Co. FBO 98 C/O M&I Trust Co. NA – Attn. MF 11270 W Park Place, Suite 400 Milwaukee, WI 53224-3638	I	1,250,745	11.24%

TCW Enhanced Commodity Strategy Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

TCW Capital Investment Corporation 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593	I	206,734	79.97%

TCW Capital Investment Corporation 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593	N	206,734	100.00%

TCW Global Bond Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

TCW Capital Investment Corporation 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593	I	1,025,102	99.98%

TCW Capital Investment Corporation 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593	N	1,025,099	96.63%

TCW Global Conservative Allocation Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

The Robert Kravis & Kimberly Kravis FDN C/O KKR Financial Services Co. LLC 730 5th Avenue, Floor 8 New York, NY 10019-4105	I	287,356	23.01%

George R. Kravis II Trust R Henry P. Kravis TR U/A 09/01/1995 Attn: KKR Financial Services 730 5th Avenue, Floor 8 New York, NY 10019-4105	I	253,600	20.30%

Earl B. Gilmore Foundation U/A 06/04/1958 6301 West 3rd Street Los Angeles, CA 90036-3154	I	253,427	20.29%

Kravis Investment Trust Richard I. Beattie TR U/A 09/10/2002 C/O KKR Financial Services 730 5th Avenue, Floor 8 New York, NY 10019-4105	I	105,303	8.43%

Bonnie Jean Blackman McClure Liv Trust Bonnie Jean Blackman McClure TR c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	92,018	7.37%

Heart and Lung Surgery Foundation 4650 W Sunset Blvd. #MS 66 Los Angeles, CA 90027-6062	I	83,973	6.72%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	65,772	5.27%

TCW Global Conservative Allocation Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	N	15,042	22.48%

LPL Financial A/C 1000-0005 9785 Towne Centre Drive San Diego, CA 92121-1968	N	12,593	18.82%

E Trade Clearing LLC 616-91600-14 IRA Custodian P.O. Box 484 Jersey City, NJ 07303-0484	N	5,385	8.05%

RBC Capital Markets LLC Lee Hensley A Lee Hensley CPA SEP-IRA RBC Capital Markets LLC Cust c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	N	3,760	5.62%

TCW Global Flexible Allocation Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94101-4151	I	153,471	78.98%

Hugh O’Brian Youth Leadership 32155 Cedar Valley Drive, Suite 327 Westlake Village, CA 91362	I	29,276	15.07%

Hugh O’Brian Youth Leadership Endowment 32155 Cedar Valley Drive, Suite 327 Westlake Village, CA 91362	I	11,577	5.96%

TCW Global Flexible Allocation Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

TCW Capital Investment Corporation 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593	N	1	100.00%

TCW Global Moderate Allocation Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Mellon Cust IRA FBO Linda G. Severy c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	258,150	21.78%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	172,793	14.58%

Mellon Cust FBO Placido Domingo IRA Rollover c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	162,003	13.67%

The Jerold McMahon and Linda Severy McMahon Charitable Remainder Unitrust Jerold McMahon & Linda Severy McMahon TR U/A 11/30/2004 c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	156,608	13.21%

Kathryn Shannon Johnson c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	127,315	10.74%

TCW Global Moderate Allocation Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Mellon Cust FBO Marta Domingo IRA Rollover c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	83,196	7.02%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	N	27,345	98.95%

TCW Growth Equities Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Societe Generale Holding De Participations A L Attn: De M Ajoux Gims Fin Dir Tour CB3 189 Rue D Aubervilliers 75886 Paris Cedex 18 France	I	2,298,988	41.23%

TIFKAT LP 221 E. Walnut Street, Suite 220 Pasadena, CA 91101-1543	I	390,837	7.01%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	I	291,286	5.22%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	N	345,124	47.51%

TCW Growth Equities Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Wells Fargo Bank FBO Various Retirement Plans 9888888836 NC 1151 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	N	65,769	9.05%

Wells Fargo Advisors Special Custody Acct For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	N	64,365	8.86%

UBS WM USA 000 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd, 5th Floor Weehawken, New Jersey 07086-6761	N	62,554	8.61%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	N	53,333	7.34%

TCW Growth Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	I	68,525	77.10%

Michael P. Reilly & Jo Marie Reilly JTWROS c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	10,428	11.73%

TCW Growth Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Societe Generale Holding De Participations A L Attn: De M Ajoux Gims Fin Dir Tour CB3 189 Rue D Aubervilliers 75886 Paris Cedex 18 France	N	26,785	88.04%

Oppenheimer & Co. Inc. Custodian FBO Leressa Renna Crockett IRA PAS c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	N	2,291	7.53%

TCW High Yield Bond Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	I	1,431,626	19.65%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	1,228,040	16.85%

Gazelle Holdings Limited P.O. Box 560 11-15 Seaton Place St. Helier JE4 XP Channel Islands Jersey	I	506,969	6.96%

TCW High Yield Bond Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	N	1,433,152	46.17%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	N	779,455	25.11%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P. O. Box 2226 Omaha, NE 68103-2226	N	339,828	10.95%

TCW International Small Cap Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

TCW Capital Investment Corporation 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593	I	504,730	22.06%

Mac & Co. A/C TWBF2263002 Attn. Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	I	410,263	17.93%

LPL Financial A/C 1000-0005 9785 Towne Centre Drive San Diego, CA 92121-1968	I	405,377	17.72%

TCW International Small Cap Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	283,760	12.40%

TD Ameritrade Trust Company CO# 00P74 P.O. Box 17748 Denver, CO 80217-0748	I	204,892	8.96%

TD Ameritrade Trust Company CO# 00TLB P.O. Box 17748 Denver, CO 80217-0748	N	642,469	43.34%

TCW Capital Investment Corporation 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593	N	504,548	34.04%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	N	98,837	6.67%

WTRISC As TTEE FBO Scopelitis Garvin Light & Hanson PC Section 401K Benefit Plan P.O. Box 52129 Phoenix, AZ 85072-2129	N	82,965	5.60%

TCW Relative Value Large Cap Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Wells Fargo Advisors Special Custody Acct For the Exclusive Benefit of Customers 281 Market Street Saint Louis, MO 63103-2523	I	11,381,436	23.30%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	6,342,718	12.98%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	N	1,888,123	55.21%

UBS WM USA 000 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	N	462,080	13.51%

VRSCO FBO AIGFSG Cust TTEE FBO Kelsey-Seybold Health System 401K 2929 Allen Parkway, Suite A6-20 Houston, TX 77019-7117	N	241,497	7.06%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	N	205,687	6.01%

TCW Select Equities Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Clients 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	I	12,027,057	30.49%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	5,776,596	14.65%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	I	5,564,709	14.11%

MB Financial – Trustee MB Financial Bank NA Trust Operati 6111 North River Road, 8th Floor Rosemont, IL 60440	I	2,265,349	5.74%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	N	7,591,226	47.90%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	N	3,372,992	21.28%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	N	2,684,798	16.94%

TCW Short Term Bond Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	I	753,926	47.41%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	320,240	20.14%

Wells Fargo Advisors Special Custody Acct For the Exclusive Benefit of Customers 2801 Market Street Saint Antonio, MO 63103-2523	I	108,387	6.82%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P. O. Box 2226 Omaha, NE 68103-2226	I	80,210	5.04%

TCW Small Cap Growth Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	I	4,879,247	15.73%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	4,165,615	13.43%

TCW Small Cap Growth Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Wells Fargo Advisors Special Custody Acct For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	I	4,002,532	12.91%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	I	1,926,169	6.21%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	N	3,253,151	43.30%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	N	1,314,833	17.50%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	N	799,842	10.65%

PIMS/Prudential Retirement As Nominee For the TTEE/Cust PL 008 UMMS Voluntary 403 B Plan 110 South Paca Street, Suite 101 Baltimore, MD 21201-1642	N	458,799	6.11%

TCW SMID Cap Growth Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Northern Trust As Custodian FBO The Cullen Foundation A/C 26-05887 P.O. Box 92956 Chicago, IL 60675-0001	I	1,396,080	64.38%

Societe Generale Holding De Participations A L Attn: De M Ajoux Gims Fin Dir Tour CB3 189 Rue D Aubervilliers 75886 Paris Cedex 18 France	I	512,270	23.62%

Societe Generale Holding DE Participations A L Attn: De M Ajoux Gims Fin Dir Tour CB3 189 Rue D Aubervilliers 75886 Paris Cedex 18 France	N	1,574,540	95.50%

TCW Total Return Bond Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Clients Attn: Fund Administration (9E539) 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	I	171,081,389	31.76%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	I	62,302,725	11.57%

TCW Total Return Bond Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	53,298,250	9.90%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	I	48,684,928	9.04%

Wells Fargo Advisors Special Custody Acct For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	I	28,199,610	5.24%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	N	61,826,789	28.91%

UBS WM USA 000 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	N	47,303,479	22.12%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	N	30,330,354	14.18%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	N	11,013,508	5.15%

TCW Value Opportunities Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Mac & Co Cust FBO WBHF7000352 Attn: Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	I	684,374	14.13%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	I	534,082	11.03%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	I	511,322	10.56%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	I	486,659	10.05%

Diane E. Jaffee c/o Trust Company of the West 865 S. Figueroa Street Los Angeles, CA 90017	I	422,005	8.72%

Wells Fargo Advisors Special Custody Acct For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	I	269,289	5.56%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	N	482,214	29.38%

TCW Value Opportunities Fund
		Shares Beneficially Owned
Name and Address of Beneficial Owner	Class	Number	Percent of Class

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	N	359,901	21.93%

National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 5th Floor 200 Liberty Street # Financial New York, NY 10281-1003	N	162,760	9.92%

APPENDIX B

TCW FUNDS, INC.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

THIS AGREEMENT (this “Agreement”) is made as of             , 2013 by and between TCW FUNDS, INC., a Maryland corporation (the “Company”), and TCW INVESTMENT MANAGEMENT COMPANY, a California corporation (the “Adviser”).

WHEREAS, the Company is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser is engaged in the business of providing investment advice and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Company wishes to retain the Adviser to render investment advisory and management services;

WHEREAS, the Adviser is willing to perform such services; and

WHEREAS, this Agreement replaces a prior investment management agreement that terminated because of a change of control of the Adviser.

NOW, THEREFORE, the Company and the Adviser agree as follows:

1. Appointment.

(a) The Company hereby employs the Adviser to provide investment advisory and management services for each of the portfolios of the Company specified in Schedule A, as such Schedule A may be amended from time to time (each, individually, a “Fund” and, collectively, the “Funds”). This engagement is for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees to render the services and to assume the obligations set forth in this Agreement, for the compensation provided below.

(b) If the Company establishes one or more portfolios other than the Funds listed in Schedule A with respect to which it desires to retain the Adviser to act as investment adviser hereunder, it shall notify the Advis.er in writing. If the Adviser is willing to render such services, it shall notify the Company in writing, whereupon such portfolio shall become a Fund under this Agreement and Schedule A shall be amended accordingly. The compensation payable by such new portfolio to the Adviser shall be agreed to in writing at the time.

(c) The Adviser, subject to the prior approval of the Company’s Board of Directors, may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist it in the performance of this Agreement, provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

2. Advisory and Management Services. The Adviser, subject to the direction and supervision of the Company’s Board of Directors and in conformity with applicable laws, the Company’s Articles of Incorporation, Bylaws, Registration Statement, Prospectus and stated investment objectives, policies and restrictions, shall:

(a) Manage the investment of each Fund’s assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, the determination of the industries and companies to be represented in that Fund’s portfolio, the formulation and implementation of the Fund’s investment program, and the determination from time to time of the securities and other investments to be purchased, retained or sold by the Fund;

(b) Place orders for the purchase or sale of portfolio securities for each Fund’s account with broker-dealers selected by the Adviser;

(c) Administer the day to day operations of each Fund;

(d) Furnish to the Company office space at such place as may be agreed upon from time to time, and all office facilities, business equipment, supplies, utilities and telephone services necessary for managing the affairs and investments and keeping those accounts and records of the Company and the Funds that are not maintained by the Company’s transfer agent, custodian, accounting or subaccounting agent, and arrange for officers or employees of the Adviser to serve, without compensation from the Company, as officers, directors or employees of the Company, if desired and reasonably required by the Company; and

(e) Pay such expenses as are incurred by it in connection with providing the foregoing services, except as provided in Section 3 below.

3. Company Expenses. The Company assumes and shall pay or cause to be paid all expenses of the Company and the Funds, including, without limitation: (a) all costs and expenses incident to the public offering of securities of the Company, including those. relating to the registration of its securities under the Securities Act of 1933, as amended, and any filings required under state securities laws and any fees payable in connection therewith; (b) the charges and expenses of any custodian appointed by the Company for the safekeeping of the cash, portfolio securities and other property of the

Funds; (c) the charges and expenses of independent accountants; (d) the charges and expenses of stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Company; (e) the charges and expenses of any accounting or subaccounting agent appointed by the Company to provide accounting services to the Funds; (f) brokerage commissions, dealer spreads, and other costs incurred in connection with proposed or consummated portfolio securities transactions; (g) all faxes, including securities issuance and transfer taxes, and corporate fees payable by the Company to federal, state, local or other governmental agencies; (h) the cost and expense of printing and issuing certificates representing securities of the Company; (i) fees involved in registering and maintaining registrations of the Company under the 1940 Act; (j) all expenses of shareholders’ and directors’ meetings, and of preparing, printing and mailing proxy statements and reports to shareholders; (k) fees and expenses of directors of the Company who are not officers or employees of the Adviser; (1) all fees and expenses incident to the Company’s dividend reinvestment plan; (m) charges and expenses of legal counsel to the independent directors and to the Company; (n) trade association dues; (o) interest payable on Company borrowings; (p) any shareholder relations expense; (q) premiums for a fidelity bond and any errors and omissions insurance maintained •by the Company; and (r) any other ordinary or extraordinary expenses incurred by the Company or the Funds in the course of their business.

4. Compensation. As compensation for the services performed with respect to each Fund, the Company shall pay the Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate specified in Schedule A, as may be amended from time to time.

For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the compensation provided shall be prorated.

The Company shall also reimburse the Adviser for the organizational expenses incurred by the Adviser on behalf of each Fund or class thereof.

Such organizational expenses shall be amortized by the Company over five years.

5. Services Not Exclusive. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of a Fund, and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Adviser or any such affiliated person may be acting. While information and recommendations supplied to each Fund shall, in the Adviser’s judgment, be appropriate under the circumstances and in light of the investment objectives and policies of the Fund, they may be different from the information and recommendations supplied by the Adviser or its affiliates to other investment companies, funds and advisory accounts. The Company shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Company recognizes that it is not entitled to receive preferential treatment as compared with the treatment given by the Adviser to any other investment company, fund or advisory account.

6. Portfolio Transactions and Brokerage. In placing portfolio transactions and selecting brokers or dealers, the Adviser shall endeavor to obtain on behalf of the Company and the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the “brokerage and research services” provided to the Company, the Funds and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer which provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Company and the Funds.

7. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Adviser agrees that all records that it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-l under the 1940 Act.

8. Limitation of Liability. Neither the Adviser, nor any director, officer, agent or employee of the Adviser, shall be liable or responsible to the Company or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. The Adviser shall be indemnified by the Company as an agent of the Company in accordance with the terms of Article Eighth, Section (9) of the Company’s Articles of Incorporation.

9. Nature of Relationship. The Company and the Adviser are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them. The Adviser is an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Company.

10. Duration and Termination. This Agreement shall become effective upon its execution and shall continue in effect until two years from the date hereof, provided it is approved by the vote of a “majority of the outstanding voting securities” of the Company. Thereafter, this Agreement shall continue in effect from year to year, provided its continuance is specifically approved at least annually (a) by vote of a “majority of the outstanding voting securities” of the Company or by vote of the Board of Directors of the Company, and (b) by vote of a majority of the Directors of the Company who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Company (either by vote of its Board of Directors or by vote of a “majority of the outstanding voting securities” of the Company) may, at any time and without payment of any penalty, terminate this Agreement upon sixty days’ written notice to the Adviser. This Agreement shall automatically and immediately terminate in the event of its “assignment.” The Adviser may terminate this Agreement without payment of any penalty on sixty days’ written notice to the Company.

11. Definitions. For the purposes of this Agreement, the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission, or such interpretive positions as may be taken by the Commission or its staff under said Act, and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder.

12. Notices. Any notice under this Agreement shall be given in writing, addressed and delivered to the party to this Agreement entitled to receive such notice at such address as such party may designate in writing.

13. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent applicable law of the State of California, or any of the provisions herein conflict with applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement as of the day and year first above written in Los Angeles, California.

TCW FUNDS, INC.

By:

By:

Attest:
Secretary

TCW INVESTMENT MANAGEMENT COMPANY

By:

By:

Attest:
Secretary

Fund	SCHEDULE A Annual Fee Rate (expressed as a percentage of net assets)
TCW Concentrated Value Fund	0.65%
TCW Dividend Focused Fund	0.75%
TCW Growth Fund	0.75%
TCW Growth Equities Fund	1.00%
TCW Relative Value Large Cap Fund	0.75%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%
TCW SMID Cap Growth Fund	1.00%
TCW Value Opportunities Fund	0.80%
TCW International Small Cap Fund	0.75%
TCW Core Fixed Income Fund	0.40%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW High Yield Bond Fund	0.75%
TCW Short Term Bond Fund	0.50%
TCW Total Return Bond Fund	0.50%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.55%
TCW Global Conservative Allocation Fund	0.00%
TCW Global Moderate Allocation Fund	0.00%
TCW Global Flexible Allocation Fund	0.00%

PROXY CARD

TCW FUNDS, INC.

MERGE FUND NAME

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 28, 2012

This proxy card is solicited on behalf of the Board of Directors of TCW Funds, Inc. (the “Corporation”) for the Special Meeting of Shareholders to be held on November 28, 2012.

The undersigned hereby appoint(s) David DeVito and Charles Baldiswieler or any one or more of them, proxies, with full power of substitution, to vote all shares of the above-mentioned fund, a series of the Corporation (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at The LA Hotel Downtown, 333 South Figueroa Street, Los Angeles, California 90071 on Wednesday, November 28, 2012 at 9:30 a.m., Pacific time, and at any adjournment thereof.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting. Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

NOTE: Please sign as name appears here on. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian. Please give full title as such.

Signature Date

Signature of Joint Shareholder Date

Title if a corporation, partnership or other entity

Three simple methods to vote your proxy:

INTERNET Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box on the right at the time you execute your vote.

TOUCHTONE PHONE Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

CONTROL NUMBER

123456789123

If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID: BAR CODE CUSIP: 123456789

MERGE FUND NAME PROXY CARD

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-416-0551. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The Board recommends that you vote in favor of the proposal in the Proxy Statement.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: X

PROPOSAL:

FOR AGAINST ABSTAIN

1. To approve a new investment advisory and management agreement between the Corporation and TCW Investment Management Company, the Fund’s current investment adviser.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

OR VOTE BY PHONE OR INTERNET.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

TAG ID: BAR CODE CUSIP: 123456789